Supplement to the
Fidelity's California Municipal Money Market Funds
April 29, 2006
Prospectus

Effective April 1, 2007, the Board of Trustees of Fidelity® California AMT Tax-Free Money Market Fund has approved changes to the fund's expense structure. Under the new arrangements, management fees have been reduced to 0.20% and total operating expenses are contractually limited to 0.35% (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). This expense limit may not be increased without approval of Fidelity California AMT Tax-Free Money Market Fund's shareholders and Board of Trustees. The expense limit will not apply to any new class of Fidelity California AMT Tax-Free Money Market Fund that may be created in the future.

Effective on or about April 17, 2007, Fidelity California AMT Tax-Free Money Market Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

Effective April 1, 2007, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary"section on page 6.

Annual operating expenses (paid from fund assets)

CA Municipal Money Market	Management fee 	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.15%
	Total annual fund operating expensesA	0.52%
CA AMT Tax-Free Money Market	Management fee 	0.20%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	0.10%
	Total annual fund operating expenses	0.30%

A Effective October 25, 2001, FMR has voluntarily agreed to reimburse California Municipal Money Market to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) as a percentage of its average net assets, exceed 0.53%. This arrangement may be discontinued by FMR at any time.

CMS-07-01 (PAGE 1 OF 2) April 1, 2007
1.479535.121

Effective April 1, 2007, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary"section on page 7.

CA Municipal Money Market	1 year	$ 53
	3 years	$ 167
	5 years	$ 291
	10 years	$ 653
CA AMT Tax-Free Money Market	1 year	$ 31
	3 years	$ 97
	5 years	$ 169
	10 years	$ 381

The following information replaces the similar information found in the "Valuing Shares" section on page 11.

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Each fund is also open for business on Good Friday, and may be open in the event of an unexpected close of the NYSE if the Federal Reserve Bank of New York (New York Fed) and/or the principal bond markets (as recommended by the Bond Market Association) are open.

The following information replaces the similar information found under "Earning Dividends" in the "Dividends and Capital Gains Distributions" section on page 18.

Neither Good Friday nor any day a fund is open despite an unexpected close of the NYSE will be considered a business day for purposes of exchanges into or out of any fund that is not open for business that day.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Management"section on page 21.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

California AMT Tax-Free Money Market's annual management fee rate is 0.20% of its average net assets. Prior to April 1, 2007, California AMT Tax-Free Money Market's annual management fee rate was 0.43% of its average net assets.